Exhibit 10.1


                                                               Execution Copy
                                                               --------------

           THIRD AMENDMENT AND SECOND WAIVER, dated as of September 28, 2005 (this "Amendment and Waiver"), to and under the CREDIT AGREEMENT, dated as of March 31, 2004 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among HOME INTERIORS & GIFTS, INC., a Texas corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), BEAR STEARNS CORPORATE LENDING INC., as syndication agent (in such capacity, the "Syndication Agent") and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

           WHEREAS, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

           WHEREAS, the Borrower has requested that the Lenders agree to (a) waive until November 28, 2005 compliance with the financial covenants contained in Section 7.1 of the Credit Agreement and (b) amend certain provisions of the Credit Agreement; and

           WHEREAS, the Lenders are willing to agree to such requested waivers and amendments, but only upon the terms of this Amendment and Waiver;

           NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

           SECTION 1 Definitions. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement shall be used as so defined.

           SECTION 2 Waiver to the Credit Agreement. The Lenders hereby waive during the period from and including June 30, 2005 to but excluding November 28, 2005 compliance by the Borrower with the Consolidated Leverage Ratio set forth in Section 7.1(a) of the Credit Agreement and the Consolidated Interest Coverage Ratio set forth in Section 7.1(b) of the Credit Agreement, in each case for the period ending on each of June 30, 2005 and September 30, 2005 (it being understood that such waiver shall expire on November 28, 2005 such that any Default or Event of Default that would have occurred during the period from and including June 30, 2005 to but excluding November 28, 2005 (without giving effect to any waiver by the Lenders of such Default or Event of Default) shall be deemed to have occurred on November 28, 2005 and shall be continuing thereafter).

           SECTION 3 Amendments to the Credit Agreement.

           (a) Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by:

                      (i) adding thereto the following definitions in their appropriate alphabetical order:

                      "Supermajority Lenders": at any time, the holders of more than 66-2/3% of the sum of (a) the aggregate unpaid principal amount of the Term Loans then outstanding and (b) the Total Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding. Defaulting Lenders shall not be included in the calculation of Supermajority Lenders.

                      "Third Amendment": the Third Amendment and Second Waiver, dated as of September 28, 2005, to and under this Agreement.

                      "Third Amendment Effective Date": the date on which the conditions to the effectiveness of the Third Amendment shall have been satisfied, which date is September 28, 2005.

                      (ii) adding "or Section 7.5(k)" at the end of the definition of "Asset Sale" immediately before the period therein; and

                      (iii) adding at the following at the end of the definition of "Interest Payment Date" immediately before the period therein:

           ", provided, however, that during the Waiver Period, (x) as to any ABR Loan, the last day of each calendar month, (y) as to any Eurodollar Loan having an Interest Period of one month, the last day of such Interest Period and (z) as to any Eurodollar Loan having an Interest Period longer than one month, each day that is one month, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period".

                      (iv) deleting the definition of Waiver Period in its entirety and substituting in lieu thereof the following definition:

                      "Waiver Period": the period from and including September 29, 2005 to but excluding November 28, 2005.

           (b) Amendment to Section 2.1 of the Credit Agreement. Section 2.1(b) of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

           "Notwithstanding the foregoing, during the Waiver Period this Section 2.1(b) shall be inoperative.".

           (c) Amendment to Section 2.11 of the Credit Agreement. Section 2.11 of the Credit Agreement is hereby amended by:

                      (i) inserting the words "(provided that any such Net Cash Proceeds excluded during the Waiver Period shall not exceed $1,000,000)" immediately after the amount "$5,000,000" where it appears therein;

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
                      (ii) deleting the words "this Section 2.11" in the first sentence of Section 2.11(d) and replacing in lieu thereof the words "Sections 2.11(a), (b) or (c)"; and

                      (iii) adding the following new Section 2.11(e):

                      "(e) If, after giving effect to any Revolving Extension of Credit made during the Waiver Period and the anticipated use thereof within three Business Days of the date of such Revolving Extension of Credit, Available Cash exceeds $7,500,000 (any such excess, "Excess Available Cash"), the Borrower shall, on such third Business Day, apply such Excess Available Cash toward the prepayment of any outstanding Revolving Loans (without a concurrent reduction of the Revolving Commitments)."

           (d) Amendment to Section 4.2 of the Credit Agreement. Section 4.2 of the Credit Agreement is hereby amended by adding the following proviso at the end of such Section immediately before the period therein:

           "; provided, however, that during the Waiver Period, the foregoing representation as to a material adverse effect on the business, property, operations or condition (financial or otherwise) of the Group Members taken as a whole shall be made since June 30, 2005".

           (e) Amendment to Section 5.2 of the Credit Agreement. Section 5.2 of the Credit Agreement is hereby amended by deleting Section 5.2(c) in its entirety and replacing in lieu thereof the following paragraph:

                      "(c) Post Third Amendment Effective Date Conditions to Revolving Extensions of Credit. After the Third Amendment Effective Date, (i) after giving effect to any proposed Revolving Extension of Credit, the Total Revolving Extensions of Credit shall not exceed $35,000,000 and (ii) after giving effect to any proposed Revolving Extension of Credit and the anticipated use thereof within three Business Days of the date of such Revolving Extension of Credit, Available Cash shall not exceed $7,500,000.".

           (f) Amendment to Section 6.2 of the Credit Agreement. Section 6.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of Section 6.2(e), (ii) renaming Section 6.2(f) as Section 6.2(g) and (iii) inserting the following new Section 6.2(f):

                      "(f) On or before November 15, 2005, a detailed business and balance sheet recapitalization plan for fiscal years 2005-2010 and a written analysis of the business prospects of the Borrower and its Subsidiaries for the period from 2005 through 2010, in each case in form and substance reasonably satisfactory to the Administrative Agent; and".

           (g) Amendment to Section 7.2 of the Credit Agreement. Section 7.2 of the Credit Agreement is hereby amended by:

                      (i) inserting the words "(provided that any such Indebtedness incurred and outstanding during the Waiver Period shall not exceed $1,000,000)" immediately after the amount "$15,000,000" where it appears in Section 7.2(b);


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
                      (ii) adding the following proviso at the end of Section 7.2(k):

           "; provided that during the Waiver Period, no such Indebtedness shall be permitted";

                      (iii) adding the following proviso at the end of Section 7.2(m):

           "; provided that during the Waiver Period, no such Indebtedness shall be permitted"; and

                      (iv) inserting the words "(provided that any such Indebtedness incurred and outstanding during the Waiver Period shall not exceed $1,000,000)" immediately after the amount "$20,000,000" where it appears in Section 7.2(n).

           (h) Amendment to Section 7.3 of the Credit Agreement. Section 7.3(q) of the Credit Agreement is hereby amended by inserting the words "(provided that any such obligations secured by Liens created, incurred, assumed or suffered to exist during the Waiver Period shall not exceed $1,000,000)" immediately after the amount "$20,000,000" where it appears in Section 7.3(q).

           (i) Amendment to Section 7.7 of the Credit Agreement. Section 7.7 of the Credit Agreement is hereby amended by inserting the words "(provided that during the Waiver Period, such Capital Expenditures shall not exceed $3,000,000 )" immediately after the date "December 31, 2005".

           (j) Amendment to Section 7.8 of the Credit Agreement. Section 7.8 of the Credit Agreement is hereby amended by:

                      (i) adding the following proviso at the end of Section 7.8(c)(i):

           "; provided that during the Waiver Period, no such Guarantee Obligations shall be permitted in respect of any primary obligor who is not the Borrower or a Subsidiary of the Borrower.";

                      (ii) inserting the words "(provided that any such Investments made and outstanding during the Waiver Period shall not exceed $1,000,000)" immediately after the amount "$15,000,000" where it appears in Section 7.8(e);

                      (iii) adding the following proviso at the end of Section 7.8(f):

           "; provided that during the Waiver Period, no such Investments shall be permitted.";

                      (iv) inserting the words "(provided that any such Investments made during the Waiver Period shall not exceed $1,000,000)" immediately after the phrase "$5,000,000 during the term of this Agreement" where it appears in Section 7.8(i);

                      (v) inserting the words "(provided that any such loans or advances made and outstanding during the Waiver Period shall not exceed $1,000,000)" immediately after the amount "$5,000,000" where it appears in Section 7.8(j); and


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
                      (vi) inserting the words "(or, during the Waiver Period, 10%)" immediately after the percentage "25%" where it appears in
           Section 7.8(k).

           (k) Amendment to Section 7.10 of the Credit Agreement. Section 7.10(e) of the Credit Agreement is hereby amended by inserting the words "and September 30, 2005" immediately after the date "June 30, 2005" in the proviso thereto.

           (l) Amendment to Section 8 of the Credit Agreement. Section 8(c) of the Credit Agreement is hereby amended by inserting the words "Section 6.2(f)," immediately after the words "performance of any agreement contained in" where they appear therein.

           (m) Amendment to Section 10.1 of the Credit Agreement. Section 10.1 of the Credit Agreement is hereby amended by deleting the word "or" immediately before clause (vii) in the first proviso therein and inserting the following at the end of such proviso immediately before the period therein:

           "or (viii) amend, modify or waive any provision of the Credit Agreement to have the effect of reducing the dollar amount, or eliminating or making less restrictive the requirements, set forth in
           Section 2.11(e) or 5.2(c)(ii) without the consent of the Supermajority Lenders".

           SECTION 4 Representations and Warranties. The Borrower represents and warrants to each Lender as of the date hereof that, after giving effect to this Amendment and Waiver, (a) the Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)), (b) the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties are expressly made only as of an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default has occurred and is continuing.

           SECTION 5 Conditions to Effectiveness. This Amendment and Waiver shall become effective as of the date hereof upon receipt by the Administrative Agent of (i) counterparts of this Amendment and Waiver duly executed and delivered by a duly authorized officer of each of the Borrower and the Required Lenders, (ii) an Acknowledgement and Consent in the form of Annex A hereto, duly executed by each Guarantor, (iii) payment of its invoiced out-of-pocket costs and expenses, including without limitation, the reasonable fees and expenses of counsel and the financial advisor to the Administrative Agent to the extent invoices therefor have been presented to the Borrower by 5:00 pm (New York City time) September 27, 2005, and (iv) for the account of each Lender that executes and delivers this Amendment and Waiver on or before 5:00 P.M. (New York City time) on September 28, 2005, an amendment fee equal to 0.10% of the outstanding principal amount of such Lender's Term Loans and Revolving Commitments.


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
           SECTION 6 Continuing Effect; No Other Amendments or Waivers. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. The Borrower acknowledges and agrees that nothing in this Amendment and Waiver shall, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute an indication of the Lenders' willingness to consent to any other amendment or waiver of any other provision of the Credit Agreement or a waiver of compliance with any such provision not referenced in Section 2 of this Amendment and Waiver or for any other time period.

           SECTION 7 GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           SECTION 8 Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver. The execution and delivery of this Amendment and Waiver by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

           SECTION 9 Costs and Expenses. Pursuant to Section 10.5 of the Credit Agreement, the Borrower shall pay out-of-pocket costs and expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of counsel and the financial advisor to the Administrative Agent in connection with (a) the development, preparation and execution of this Amendment and Waiver and (b) the administration, enforcement and preservation of any rights under the Loan Documents.





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
           IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   HOME INTERIORS & GIFTS, INC.

                                   By: /s/ Keith S. Krzeminski
                                       ---------------------------------------
                                       Name: Keith S. Krzeminski
                                       Title: Senior Vice President and Chief
                                              Financial Officer


                                   JPMORGAN CHASE BANK, N.A.
                                   (formerly known as JPMorgan Chase Bank), as Administrative Agent and as a Lender

                                   By: /s/ Neil R. Boylan
                                       ---------------------------------------
                                       Name: Neil R. Boylan
                                       Title: Managing Director


                                   BEAR STEARNS CORPORATE LENDING INC.,
                                   as Syndication Agent and as a Lender

                                   By: /s/ Victor Bulzacchelli
                                       ---------------------------------------
                                       Name: Victor Bulzacchelli
                                       Title: Vice President

                                 THIRD AMENDMENT AND SECOND WAIVER, dated as of September 28, 2005 to and under the CREDIT AGREEMENT, dated as of March 31, 2004, as amended, among HOME INTERIORS & GIFTS, INC., a Texas corporation, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), BEAR STEARNS CORPORATE LENDING INC., as syndication agent and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders.




                                 -------------------------------------------
                                               [NAME OF LENDER]


                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                                                       Annex A
                                      to the Third Amendment and Second Waiver
                                      ----------------------------------------


                           ACKNOWLEDGEMENT AND CONSENT


                                                Dated as of September 28, 2005


           Each of the undersigned, in its capacity as a Guarantor under the Guarantee and Collateral Agreement, does hereby (a) consent, acknowledge and agree to the transactions described in the foregoing Amendment and Waiver and
(b) after giving effect to such Amendment and Waiver, (i) confirms, reaffirms and restates the representations and warranties made by it in each Loan Document to which it is a party, (ii) ratifies and confirms each Security Document to which it is a party and (iii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Loan Documents shall be deemed to be a reference to the Credit Agreement after giving effect to such Amendment and Waiver.


                                     DWC GP, INC.
                                     HOME INTERIORS DE PUERTO RICO, INC.
                                     SPRING VALLEY SCENTS, INC.
                                     EM BOEHM, INC.
                                     HOMCO, INC.
                                     GIA, INC.

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                     DOMISTYLE, INC.

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                     HIG INVESTMENTS, INC.

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                     DALLAS WOODCRAFT COMPANY, LP.

                                         By: DWC GP, Inc., its general partner

                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                     LAREDO CANDLE COMPANY, LP.

                                         By: Spring Valley Scents, Inc.,
                                             its general partner

                                         By:
                                             ----------------------------------
                                             Name:
                                             Title: